                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 15, 2005


                                LPA HOLDING CORP.
             (Exact name of registrant as specified in its charter)

                       See Table of Additional Registrants



               DELAWARE                              333-56239-01                            43-1144353
   (State or other jurisdiction of             (Commission File Number)          (I.R.S. Employer Identification
    incorporation or organization)                                                             Number)

                      130 SOUTH JEFFERSON STREET, SUITE 300
                             CHICAGO, ILLINOIS 60661
                                 (312) 798-1200
    (Address and Telephone Number of Registrant's Principal Executive Office)


                             ADDITIONAL REGISTRANTS

                                          JURISDICTION OF           COMMISSION               IRS EMPLOYER
                NAME                       INCORPORATION            FILE NUMBER           IDENTIFICATION NO.
-------------------------------------    -------------------    --------------------    -----------------------
La Petite Academy, Inc.                       Delaware               333-56239                43-1243221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the follwing provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         La Petite Academy, Inc. and its parent, LPA Holding Corp. (together, the "Company"), have entered into Amendment No. 8 to Credit Agreement dated as of April 13, 2005, among the Company, Heritage Bank, SSB, as Administrative Agent and as Resigning Issuing Bank and Bank of America, N.A. as Successor Issuing Bank ("Amendment No. 8") to change the issuing bank of its Letters of Credit and to restore a swingline loan mechanic that was previously deleted by prior amendments to the Company's Credit Agreement.

         A copy of Amendment No. 8 is attached hereto as Exhibit 9.01 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

Number   Description of Exhibit

9.01 Amendment No. 8 to Credit Agreement dated as of April 13, 2005, among LPA Holding Corp., La Petite Academy, Inc., Heritage Bank, SSB, as Administrative Agent and as Resigning Issuing Bank and Bank of America, N.A. as Successor Issuing Bank.

SIGNATURE
--------------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               LPA HOLDING CORP.

Dated: April 15, 2005

                                               By: /s/ Neil Dyment
                                                  ------------------------------
                                                  Neil P. Dyment
                                                  Chief Financial Officer

SIGNATURE
--------------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               LA PETITE ACADEMY, INC.

Dated: April 15, 2005

                                               By: /s/ Neil Dyment
                                                  ------------------------------
                                                  Neil P. Dyment
                                                  Chief Financial Officer